                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                              --------------------


Date of Report (Date of earliest event reported):  November 26, 1996


                                USX CORPORATION
            -------------------------------------------------------
            (Exact name of registration as specified in its charter)


   DELAWARE                       1-5153                 25-0996816
   --------                       ------                 ----------
(State or other                 (Commission            (IRS Employer
jurisdiction of                 File Number)           Identification No.)
incorporation)

600 Grant Street, Pittsburgh, PA                       15219-4776
--------------------------------                       ----------
(Address of principal executive offices)               (Zip Code)


                                 (412) 433-1121
                        ------------------------------
                        (Registrant's telephone number,
                              including area code)

ITEM 5. OTHER EVENTS.

        On November 26, 1996, the Corporation executed an Underwriting Agreement with Salomon Brothers Inc and Lehman Brothers Inc. in connection with the issuance of 6 3/4% Exchangeable Notes Due February 1, 2000 (the "DECS") pursuant to a shelf registration statement on Form S-3, File No. 33-52937.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                (c) Exhibits

                    1.)   Underwriting Agreement dated November 26, 1996.

                    4.1) Reports of Terms and Rate Committees and the Special Committee establishing the terms and conditions of the DECS.

                    4.2) First Supplemental Indenture, dated as of December 3, 1996 (Supplement to Indenture dated as of March 15,
                          1993).

                    23.3) Consent of Miller & Chevalier, Chartered, to being
                          named as Tax Counsel in the Prospectus Supplement relating to the DECS.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           USX CORPORATION


                                           By /s/ LEWIS B. JONES
                                              ------------------
                                                  Lewis B. Jones
                                                  Vice President & Comptroller


Dated: November 26, 1996


                                      -2-
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                                 EXHIBIT INDEX

Exhibit
  No.             Description
-------           -----------
   1.             Underwriting Agreement dated November 26, 1996.

   4.1            Reports of Terms and Rate Committees and the Special
                  Committee establishing the terms and conditions of the DECS.

   4.2            First Supplemental Indenture, dated as of December 3,
                  1996 (Supplement to Indenture dated as of March 15,
                  1993).

  23.3 Consent of Miller & Chevalier, Chartered, to being named as Tax Counsel in the Prospectus Supplement relating to the DECS.